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                                                                    EXHIBIT 10.8

                                                                  EXECUTION COPY

                       AMENDMENT NO. 3 TO CREDIT AGREEMENT

AMENDMENT NO. 3, dated as of February 10, 2004 (this "AMENDMENT"), to the Credit Agreement, dated as of October 15, 2002 and amended as of January 10, 2003 by Amendment No. 1 thereto and as of September 5, 2003 by Amendment No. 2 thereto (the "ORIGINAL CREDIT AGREEMENT"), among GOLFSMITH INTERNATIONAL, L.P., GOLFSMITH NU, L.L.C., and GOLFSMITH USA, L.L.C., as Borrowers (the "BORROWERS"), the other Persons designated as Credit Parties thereto (the "CREDIT PARTIES"), the lenders signatory thereto from time to time (the "LENDERS), GENERAL ELECTRIC CAPITAL CORPORATION, for itself as a Lender, as L/C Issuer and as Agent for the Lenders (the "AGENT"). Terms defined in the Original Credit Agreement and not otherwise defined herein shall have the meanings assigned thereto in the Original Credit Agreement.

                              PRELIMINARY STATEMENT

(1) The Credit Parties have requested that the Lenders agree to amend the Original Credit Agreement and waive certain provisions of the Original Credit Agreement as set forth below; and

(2) the Requisite Lenders are willing to agree to so amend the Original Credit Agreement and waive certain provisions of the Original Credit Agreement as set forth below but only on and subject to the terms and conditions provided herein;

NOW, THEREFORE, in consideration of the premises set forth herein and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the Credit Parties and the Requisite Lenders hereby agree as follows:

(1) Subject to the satisfaction of the conditions set forth in Section 3 hereof, effective as of the Effective Date (as defined below), the Original Credit Agreement is amended as follows:

         (a) Section 1.1(d)(iii) of the Original Credit Agreement is amended by adding the following immediately after the phrase "of the beneficiary" appearing in the first sentence of such
                  Section: ", the name of the Borrower on whose behalf such Letter of Credit is to be issued".

         (b) Annex A of the Original Credit Agreement is amended by amending the definition of "Commitments" appearing therein by replacing the text "Ten Million Dollars ($10,000,000)" with the text "Twelve Million Five Hundred Thousand Dollars ($12,500,000)".

         (c) Annex A of the Original Credit Agreement is amended by amending the definition of "Revolving Loan Commitment" appearing therein by replacing the text "Ten Million Dollars ($10,000,000)" with the text "Twelve Million Five Hundred Thousand Dollars ($12,500,000)".

         (d) Annex B of the Original Credit Agreement is amended by replacing the number "10,000,000 appearing therein with the number "12,500,000".

         (e) Annex F of the Original Credit Agreement is amended by amending and restating the first sentence of paragraph (b) of such Annex F as follows:

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                  "In the event that any request by a Borrower for a Revolving
                  Credit Advance or a Letter of Credit (i) would cause the principal amount of the Revolving Loan to exceed $6,000,000 and (ii) states that such request is not made on behalf of LP (collectively, a "Triggering Request"), then notwithstanding anything to the contrary contained in this Agreement, such Borrower shall, within thirty (30) days following the date of such Triggering Request, comply with this paragraph (b)."

         (f) Exhibit 1.1(a)(ii) of the Original Credit Agreement is amended by adding the following new paragraph (v):

                  "(v) The Requested Revolving Credit Advance is made on behalf of [Golfsmith International, L.P./Golfsmith NU,
                  L.L.C./Golfsmith USA, L.L.C.] and is not made on behalf of any other Person."

(2) Subject to the satisfaction of the conditions set forth in Section 3 hereof, the Lenders hereby waive any Default or Event of Default arising from the failure by Borrowers to comply with the first sentence of paragraph (b) of Annex F of the Original Credit Agreement.

(3) The foregoing amendments and waivers contained in this Amendment shall become effective (the "EFFECTIVE DATE") upon the satisfaction in full of the following conditions:

         (a) Borrowers shall have paid to Agent in immediately available funds in the manner provided in the Original Credit Agreement
                  (i) for the account of GE Capital a fee equal to $25,000, and
                  (ii) all other costs and expenses of Agent payable under
                  Section 1.3(g) of the Original Credit Agreement in connection with this Amendment No. 3;

         (b) this Amendment shall have been executed and delivered by the Requisite Lenders and each of the Credit Parties;

         (c) each Borrower shall have executed and delivered to GE Capital a Note in the form of Exhibit 1.1(a)(i) to the Original Credit Agreement, dated as of the Closing Date, in the maximum principal amount of $12,500,000; and

         (d) there shall be continuing no Event of Default (after giving effect to the amendments and waiver contemplated hereby).

(4) Each Credit Party hereby represents and warrants (which representations and warranties shall survive the effectiveness of this Amendment) as follows:

         (a) this Amendment has been duly authorized and executed by each such Person, and the Original Credit Agreement, as amended by this Amendment, is the legal, valid and binding obligation of each such Person, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, moratorium and similar laws affecting the rights of creditors in general; and

         (b) each Credit Party repeats and restates the representations and warranties made by it and contained in the Original Credit Agreement as of the date of this Amendment and as of the Effective Date, except to the extent such representations and warranties relate to a specific date.

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(5)      This Amendment is being delivered in the State of New York and shall be a contract made under and governed by the laws of the State of New York applicable to contracts made and to be wholly performed within the State of New York.

(6) Each Credit Party hereby ratifies and confirms the Original Credit Agreement as amended hereby, and agree that, as amended hereby, the Original Credit Agreement remains in full force and effect.

(7) Each Credit Party agrees that all Loan Documents to which each such Person is a party remain in full force and effect notwithstanding the execution and delivery of this Amendment.

(8) The waiver provided herein shall extend to and cover only the matters expressly described herein, and shall not act as or constitute a waiver of or consent to any other Default, Event of Default, transaction, act or omission, and said waiver shall not extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly waived hereby, or impair any right of Agent or Lenders consequent therefrom.

(9) This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all of such counterparts together shall constitute but one and the same instrument. Delivery of an executed counterpart hereof by facsimile shall be as effective as delivery of a manually executed counterpart hereof.

(10) All references in the Loan Documents to the "Credit Agreement" and in the Original Credit Agreement as amended hereby to "this Agreement," "hereof," "herein" or the like shall mean and refer to the Original Credit Agreement as amended by this Amendment (as well as by all subsequent amendments, restatements, modifications and supplements thereto).

        [Remainder of page left blank intentionally; signatures follow.]

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IN WITNESS WHEREOF, this Amendment No. 3 to the Credit Agreement has been duly executed as of the date first written above.

                          GOLFSMITH INTERNATIONAL, L.P.

                          By Golfsmith GP, L.L.C., as General Partner
                          By Golfsmith Holdings, L.P., as Sole Member
                          By Golfsmith GP Holdings, Inc., as General Partner

                          By: ___________________________________
                              Noel E. Wilens
                              Vice President

                          GOLFSMITH NU, L.L.C.

                          By Golfsmith Holdings, L.P., as Sole Member
                          By Golfsmith GP Holdings, Inc., as General Partner

                          By: ___________________________________
                              Noel E. Wilens
                              Vice President

                          GOLFSMITH USA, L.L.C.

                          By Golfsmith Holdings, L.P., as Sole Member
                          By Golfsmith GP Holdings, Inc., as General Partner

                          By: ___________________________________
                              Noel E. Wilens
                              Vice President

                          GOLFSMITH INTERNATIONAL, INC.

                          By: ___________________________________
                              Noel E. Wilens
                              Vice President

                          GOLFSMITH INTERNATIONAL HOLDINGS, INC.

                          By: ___________________________________
                              Noel E. Wilens
                              Vice President

                  Amendment No. 3 to Golfsmith Credit Agreement

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                          GOLFSMITH GP HOLDINGS, INC.

                          By: ___________________________________
                              Noel E. Wilens
                              Vice President

                          GOLFSMITH HOLDINGS, L.P.

                          By Golfsmith GP Holdings, Inc., as General Partner

                          By: ___________________________________
                              Noel E. Wilens
                              Vice President

                          GOLFSMITH GP, L.L.C.

                          By Golfsmith Holdings, L.P., as Sole Member
                          By Golfsmith GP Holdings, Inc., as General Partner

                          By: ___________________________________
                              Noel E. Wilens
                              Vice President

                          GOLFSMITH DELAWARE, L.L.C.

                          By Golfsmith Holdings, L.P., as Sole Member
                          By Golfsmith GP Holdings, Inc., as General Partner

                          By: ___________________________________
                              Noel E. Wilens
                              Vice President

                          GOLFSMITH CANADA, L.L.C.

                          By Golfsmith Holdings, L.P., as Sole Member
                          By Golfsmith GP Holdings, Inc., as General Partner

                          By: ___________________________________
                              Noel E. Wilens
                              Vice President

                  Amendment No. 3 to Golfsmith Credit Agreement

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                          GOLFSMITH EUROPE, L.L.C.

                          By Golfsmith Holdings, L.P., as Sole Member
                          By Golfsmith GP Holdings, Inc., as General Partner

                          By: ___________________________________
                              Noel E. Wilens
                              Vice President

                          GOLFSMITH LICENSING, L.L.C.

                          By Golfsmith Holdings, L.P., as Sole Member
                          By Golfsmith GP Holdings, Inc., as General Partner

                          By: ___________________________________
                              Noel E. Wilens
                              Vice President

                          GENERAL ELECTRIC CAPITAL CORPORATION,

                          AS AGENT, AN L/C ISSUER AND A LENDER

                          By: ____________________________________
                              Name:
                              Title:

                  Amendment No. 3 to Golfsmith Credit Agreement